Exhibit 10.19

                         MUTUAL NON-DISCLOSURE AGREEMENT

This  Mutual  Non-Disclosure  Agreement  (the  "Agreement")  is by  and  between
StrikeForce Technologies, Inc. ("StrikeForce"), and the person, company or entity listed below (the "Company").

1.  StrikeForce  and Company are  interested in disclosing to each other certain
information   relating  to  their  respective  business  plans  and  proprietary technology  (hereinafter  "Information")  for the  purposes  of  evaluation  and consultation.  For the  purposes of this  Agreement,  each party shall be in the position of  "Disclosing  Party" for the  Information  it discloses to the other party,  and  each  party  shall  be in  the  position  of  "Recipient"  for  the
Information it receives from the other party.  Such  Information is a commercial asset of considerable value to Disclosing Party, and Disclosing Party is willing to  disclose  such  Information  only under the terms and  conditions  set forth below. This Agreement, when signed by authorized  representatives of each party, will  confirm  that the  Recipient  is willing to receive  such  Information  of
Disclosing  Party  subject  to the  following  terms and  conditions,  which the parties intend to be legally binding.

2. The Information  shall include such proprietary and confidential  information disclosed orally,  by demonstration,  or in writing at any time, and may include
without  limitation   business  plans,   know-how,   source  code,   algorithms,
flow-charts,  blueprints,  and other  information  not readily  available to the general public,  whether or not protectable by patent,  copyright or other forms of intellectual  property law. The Information does not need to be identified as or marked "confidential" or "proprietary" or any similar terms.

3. The Recipient shall hold the Information in confidence, and shall use reasonable efforts to prevent any unauthorized use or disclosure of the Information. Except as expressly provided in this Agreement, the Recipient shall not disclose or divulge the Information, in whole or in part, to any third party, including licensees or customers anywhere in the world. The Recipient may not use the Information for any purpose other than the aforesaid without the prior written consent of a duly authorized representative of Disclosing Party.
The Recipient may disclose the Information only to its officers, employees and independent contractors who are necessary for the purpose of evaluating such Information, and Recipient shall be responsible for any disclosure by them in violation of this Agreement.

4. Nothing contained in this Agreement shall be construed by implication or otherwise, as an obligation to enter into any further agreement relating to the Information or as grant of a license to use the Information or any intellectual property rights therein other than for evaluation and consultation purposes.
Disclosing Party retains any and all proprietary and ownership rights it has in and to the Information it discloses.

5.  This  Agreement  shall  be  effective  as of the  Effective  Date and may be terminated  by either party upon thirty (30) day's prior  written  notice to the other party. In any event, this Agreement shall automatically  terminate two (2)
years after the Effective Date. The  confidentiality  and use restrictions  with
respect  to  Proprietary  and  Confidential   Information   disclosed  prior  to
termination shall survive for a period of two (2) years after the termination.

6. Upon completion of the aforesaid evaluation and in the absence of further agreement of the parties, the Recipient shall cease all use and make no further use of the Information. At Disclosing Party's request, the Recipient shall promptly return or destroy all Information disclosed by Disclosing Party and shall retain no copies.

7. The parties hereby acknowledge and agree that in the event of any violation or a threatened violation of this Agreement by the Recipient, the Disclosing
Party shall be authorized and entitled to seek from any court of competent jurisdiction preliminary and permanent injunctive relief. This Agreement shall be governed by the law of the United States of America and the State of New
Jersey without regard to conflicts of laws principles. Sections 3-7 shall survive any termination or expiration of this Agreement.


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Whereof, the parties execute this Agreement as of the Effective Date:           April 5, 2005
                                                                                --------------------------------------

StrikeForce      StrikeForce Technologies, Inc.                Company
                                                                                --------------------------------------

Signature                                                      Signature
                 -----------------------------------------                      --------------------------------------
Name             Mark L. Kay                                   Name
                 -----------------------------------------                      --------------------------------------
Title            CEO                                           Title
                 -----------------------------------------                      --------------------------------------

Email            marklkay@sftnj.com                            Email
                 -----------------------------------------                      --------------------------------------
Telephone        1-732-661-9641                                Telephone
                 -----------------------------------------                      --------------------------------------
Fax              1-732-661-9647                                Fax
                 -----------------------------------------                      --------------------------------------

Address          1090 King Georges Post Road                   Address
                 -----------------------------------------                      --------------------------------------
Address                                                        Address
                 -----------------------------------------                      --------------------------------------
City             Edison                                        City
                 -----------------------------------------                      --------------------------------------
State/Prov       NJ                                            State/Prov
                 -----------------------------------------                      --------------------------------------
Zip/Postal       08837                                         Zip/Postal
                 -----------------------------------------                      --------------------------------------
Country          USA                                           Country
                 -----------------------------------------                      --------------------------------------


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